UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 04, 2025

Autoliv, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-12933	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Klarabergsviadukten 70, Section D 5th Floor, Box 70381,
Stockholm, Sweden		SE-107 24
(Address of Principal Executive Offices)		(Zip Code)

+46 8 587 20 600
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $1.00 per share)	ALV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously announced, on March 5, 2025, Autoliv, Inc. (the “Company”) is hosting its Capital Markets Day event. The Company published today certain financial targets, ambitions and other information that will be presented by members of the Company’s management at the event. A copy of the press release regarding the Capital Markets Day event is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. Materials for the presentations at the event will be available on the Company’s website at www.autoliv.com, and a video replay of the webcast will be available on the Company’s website shortly after the conclusion of the event and will remain available for a period of one year.

The information in this Item 7.01 Current Report on Form 8-K and the exhibit attached hereto as Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Stock Repurchase Program

On June 4, 2025, the Board of Directors of the Company authorized and approved a new stock repurchase program that authorizes the Company to repurchase up to $2.5 billion common shares, between July 2025 and the end of 2029. The portions of the Press Release attached as Exhibit 99.1 to this Form 8-K relating to the new stock repurchase program is incorporated herein by reference.

Third Quarter Dividend

In a press release dated June 4, 2025, the Company announced that the Board declared a quarterly dividend of $0.85 cents per share for the third quarter of 2025. The dividend will be payable on Tuesday, September 23, 2025 to the holders of Company common stock and on Wednesday, September 24, 2025 to the holders of the Company's Swedish Depository Receipts. The dividend payments will be made to holders of record on the close of business on Friday, September 5, 2025.

A copy of the press release dated June 4, 2025 regarding the second quarter dividend is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) EXHIBITS

99.1	Press Release of Autoliv, Inc. dated June 4, 2025 (Capital Markets Day).
99.2	Press Release of Autoliv, Inc. dated June 4, 2025 (Dividend Declaration).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Autoliv, Inc. dated June 4, 2025 (Capital Markets Day).

99.2	Press Release of Autoliv, Inc. dated June 4, 2025 (Dividend Declaration).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOLIV, INC

By:	/s/ Anthony J. Nellis
Name:	Anthony J. Nellis
Title:	Executive Vice President, Legal Affairs and General Counsel

Date: June 4, 2025